UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 9, 2009
TRICO MARINE SERVICES, INC.
(Exact name of Registrant as specified in its Charter)

Delaware	1-33402	72-1252405
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

10001 Woodloch Forest Drive, Suite 610
The Woodlands, Texas	77380
(Address of principal executive offices)	(Zip Code)
(713) 780-9926
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-99.1
EX-99.2
EX-99.3
EX-99.4
EX-99.5
EX-99.6
EX-99.7
EX-99.8
EX-99.9
EX-99.10

Item 7.01 Regulation FD Disclosure.
     On October 9, 2009, Trico Marine Services, Inc. (“Trico” ) issued a press release announcing that its subsidiary, Trico Shipping AS, intends to commence an offering of $400 million principal amount of its senior secured notes due 2014 (the “Notes”). A copy of the press release is furnished as Exhibit 99.1 to this Report and is incorporated herein by reference. The Notes are being offered only to qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”), and to non-U.S. persons outside of the United States in compliance with Regulation S under the Securities Act. The Notes will not be registered under the Securities Act or applicable state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act. Under a registration rights agreement to be executed as part of the offering, the Issuer and the guarantors will file a registration statement enabling holders of the Notes to exchange the privately placed Notes for publicly registered notes with substantially identical terms.

     In connection with the offering of the Notes, Trico disclosed certain information to prospective investors in a preliminary offering memorandum dated October 9, 2009. Information from the offering memorandum relating to Summary Consolidated Financial Data of the Trico Supply Group and Trico Marine Services, Inc.—The Trico Supply Group, Business, Risk Factors—Risks Relating to Our Business and Risk Factors—Risks Related to Our Industry, Selected Financial Data, Management’s Discussion and Analysis of Financial Condition and Results of Operations and Security Ownership of Certain Beneficial Owners and Management is furnished as Exhibits 99.2, 99.3, 99.4, 99.5, 99.6 and 99.7, respectively, to this Report. Because not all of the information contained in the preliminary offering memorandum is included in this Report, certain cross references and defined terms may not appear in such Exhibits.
     Trico is furnishing the information attached in Exhibits 99.1, 99.2, 99.3, 99.4, 99.5, 99.6 and 99.7 in the event such information could be required to be disclosed by Regulation FD. In accordance with General Instruction B.2 of Form 8-K, the information furnished in this Report pursuant to Item 7.01, including Exhibits 99.1, 99.2, 99.3, 99.4, 99.5, 99.6 and 99.7, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (“Exchange Act”), or otherwise subject to the liabilities of that section, unless Trico specifically incorporates it by reference in a document filed under the Exchange Act or the Securities Act. By filing this Report pursuant to Item 7.01 and furnishing this information, Trico makes no admission as to the materiality of any information in this Report, including Exhibits 99.1, 99.2, 99.3, 99.4, 99.5, 99.6 and 99.7, or that any such information includes material investor information that is not otherwise publicly available.
     The information furnished in this Report pursuant to Item 7.01, including the information contained in Exhibits 99.1, 99.2, 99.3, 99.4, 99.5, 99.6 and 99.7, is summary information that is intended to be considered in the context of Trico’s Securities and Exchange Commission (“SEC”) filings and other public announcements that Trico may make, by press release or otherwise, from time to time. Trico disclaims any current intention to revise or update the information furnished in this pursuant to Item 7.01, including the information contained in Exhibits 99.1, 99.2, 99.3, 99.4, 99.5, 99.6 and 99.7, although Trico may do so from time to time as its management believes is warranted. Any such updating may be made through the furnishing or filing of other reports or documents with the SEC, through press releases or through other public disclosure.
     The information furnished in this Report pursuant to Item 7.01, including the information contained in Exhibits 99.1, 99.2, 99.3, 99.4, 99.5, 99.6 and 99.7, is neither an offer to sell nor a solicitation of an offer to buy any of the Notes.
Item 8.01 Other Events.
     Trico is filing as Exhibit 99.8 to this Report the Audited Consolidated Financial Statements of Trico Marine Services, Inc. as of December 31, 2008 and 2007, and for each of the three years ended December 31, 2008, including a Financial Statement Schedule—Valuation and Qualifying Accounts (the “Annual Financial Statements”). Trico is also filing as Exhibit 99.9 to this Report the Consolidated Financial Statements of Trico Marine Services, Inc. as of June 30, 2009 and 2008, and for the six month periods ended June 30, 2009 and 2008 (the “Interim Financial Statements”). In addition, Trico is also filing as Exhibit 99.10 to this Report the Trico Marine Services, Inc. and Subsidiaries—Unaudited Pro Forma Condensed Combined Statement of Operations. The Annual Financial Statements and the Interim Financial Statements (collectively, the “Financial Statements”) have been updated from the financial statements included in Trico’s Annual Report on Form 10-K for the year ended December 31, 2008 filed on March 12, 2009 (the “2008 Form 10-K”) and Trico’s Quarterly Report on Form 10-Q as of June 30, 2009 filed on August 10, 2009 (the “2nd Quarter 10-Q”), respectively, solely as described below.
     Trico is filing the Financial Statements herewith to include a footnote to the Financial Statements containing supplemental condensed consolidating financial information in accordance with Rule 3-10 of Regulation S-X (Financial Statements of Guarantors and Issuers of Guaranteed Securities Registered or Being Registered) promulgated by the SEC under the Exchange Act and to reflect the impact of subsequent events on Trico’s liquidity. The Annual Financial Statements are also being filed herewith to reflect the retrospective application of accounting standards described below that affect comparability to prior periods. The Interim Financial Statements included in the 2nd quarter Form 10-Q filed by the Company as of August 10, 2009 reflected the retrospective application of these accounting standards.
     The Annual Financial Statements and the information in this Report related to the Annual Financial Statements do not reflect any events occurring after March 12, 2009 or modify or update the disclosures in our 2008 Form 10-K that may have been affected by subsequent events other than those described in this Report.  The Interim Financial Statements and the information in this Report related to the Interim Financial Statements do not reflect any events occurring after August 10, 2009 or modify or update the disclosures in our 2nd Quarter 10-Q that may have been affected by subsequent events other than those described in this Report.  Accordingly, this Report should be read in conjunction with the 2008 Form 10-K and the 2nd Quarter 10-Q and our filings made with the SEC subsequent to the filing of our 2008 Form 10-K, including any amendments to those filings.
     Trico’s liquidity outlook has changed as a result of events occurring subsequent to the issuance of our 2008 Form 10-K. As a result, we have updated Note 2 (Risks and Uncertainties) in our Financial Statements to describe these events, to reflect the risk and uncertainties that raise substantial doubt about Trico’s ability to continue as a going concern and management’s plans to address such uncertainties, including through the Notes offering. Additionally, the Report of the Independent Registered Public Accounting Firm with respect to the Financial Statements has been modified to address Trico’s ability to continue as a going concern.
     As previously disclosed in our 2008 Form 10-K, in May 2008 the Financial Accounting Standard Board (“FASB”) issued Staff Position APB 14-1, “Accounting for Convertible Debt Instruments That May Be Settled in Cash upon Conversion (Including Partial Cash Settlement)” (the “FSP” or “APB 14-1”), which clarifies the accounting for convertible debt instruments that may be settled in cash (including partial cash settlement) upon conversion.  APB 14-1 requires issuers to account separately for the liability and equity components of certain convertible debt instruments in a manner that reflects the issuer’s nonconvertible debt borrowing rate when interest cost is recognized. APB 14-1 requires bifurcation of a component of the debt, classification of that component in equity and the accretion of the resulting discount on the debt to be recognized as part of interest expense in the issuer’s consolidated statement of operations. The adoption of APB 14-1 affects the accounting for our 3% Senior Convertible Debentures due 2027. Additionally, in December 2007, the FASB issued SFAS No. 160, “Noncontrolling Interests in Consolidated Financial Statements an amendment of ARB No. 51” (“FAS 160”). FAS 160 states that accounting and reporting for noncontrolling interests (previously referred to as minority interests) will be recharacterized as noncontrolling interests and classified as a component of equity. FAS 160 applies to all entities that prepare consolidated financial statements, except not-for-profit organizations, but will affect only those entities that have an outstanding noncontrolling interest in one or more subsidiaries or that deconsolidate a subsidiary. On January 1, 2009, we adopted APB 14-1 and FAS 160 and applied them retrospectively to our annual financial statements as discussed herein.
     The information contained in the preliminary offering memorandum referred to in Item 7.01 reflects the matters discussed in this Item 8.01, to the extent applicable.
Item 9.01  Financial Statements and Exhibits.
     (d) Exhibits

99.1	—	Press Release of Trico Marine Services, Inc. issued October 9, 2009.*

99.2	—	Information contained under the caption “Summary Consolidated Financial Data of the Trico Supply Group and Trico Marine Services, Inc.—The Trico Supply Group”*

99.3		Information contained under the caption “Business” in the preliminary offering memorandum.*

99.4	—	Information contained under the caption “Risk Factors—Risks Relating to Our Business” and “Risk Factors—Risks Related to Our Industry” in the preliminary offering memorandum.*

99.5	—	Information contained under the caption “Selected Financial Data” in the preliminary offering memorandum.*

99.6	—	Information contained under the caption “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the preliminary offering memorandum.*

99.7	—	Information continued under the caption “Security Ownership of Certain Beneficial Owners and Management” in the preliminary offering memorandum.*

99.8	—	Consolidated Financial Statements of Trico Marine Services, Inc. as of December 31, 2007 and 2008 and for each of the three years ended December 31, 2008 (adjusted to reflect the impact of subsequent events on Trico’s liquidity, the retrospective application of APB 14-1 and FAS 160 and the supplemental condensed consolidating financial information consistent with Rule 3-10 of Regulation S-X).

99.9	—	Consolidated Financial Statements of Trico Marine Services, Inc. as of June 30, 2008 and 2009 and for the six month periods ended June 30, 2008 and 2009 (adjusted to reflect the impact of subsequent events on Trico’s liquidity and to include the supplemental condensed consolidating financial information consistent with Rule 3-10 of Regulation S-X)

99.10	—	Trico Marine Services, Inc. and Subsidiaries—Unaudited Pro Forma Condensed Combined Statement of Operations

*	Furnished pursuant to Regulation FD.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRICO MARINE SERVICES, INC.
By:	/s/ Rishi Varma
Rishi Varma
Chief Administrative Officer, Vice President and General Counsel

Dated: October 9, 2009

EXHIBIT INDEX
     (d) Exhibits

99.1	—	Press Release of Trico Marine Services, Inc. issued October 9, 2009.*

99.2	—	Information contained under the caption “Summary Consolidated Financial Data of the Trico Supply Group and Trico Marine Services, Inc.—The Trico Supply Group”*

99.3	—	Information contained under the caption “Business” in the preliminary offering memorandum.*

99.4	—	Information contained under the caption “Risk Factors—Risks Relating to Our Business” and “Risk Factors—Risks Related to Our Industry” in the preliminary offering memorandum.*

99.5	—	Information contained under the caption “Selected Financial Data” in the preliminary offering memorandum.*

99.6	—	Information contained under the caption “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the preliminary offering memorandum.*

99.7	—	Information continued under the caption “Security Ownership of Certain Beneficial Owners and Management” in the preliminary offering memorandum.*

99.8	—	Consolidated Financial Statements of Trico Marine Services, Inc. as of December 31, 2007 and 2008 and for each of the three years ended December 31, 2008 (adjusted to reflect the impact of subsequent events on Trico’s liquidity, the retrospective application of APB 14-1 and FAS 160 and the supplemental condensed consolidating financial information consistent with Rule 3-10 of Regulation S-X).

99.9	—	Consolidated Financial Statements of Trico Marine Services, Inc. as of June 30, 2008 and 2009 and for the six month periods ended June 30, 2008 and 2009 (adjusted to reflect the impact of subsequent events on Trico’s liquidity and to include the supplemental condensed consolidating financial information consistent with Rule 3-10 of Regulation S-X)

99.10	—	Trico Marine Services, Inc. and Subsidiaries—Unaudited Pro Forma Condensed Combined Statement of Operations

*	Furnished pursuant to Regulation FD.